UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2005
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)		60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 20, 2005, Wintrust Financial Corporation (the “Company”) announced earnings for the third quarter of 2005. A copy of the press release relating to the Company’s earnings results is attached hereto as Exhibit 99.1, and incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 10 of Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit
99.1	Third Quarter 2005 Earnings Release dated October 20, 2005.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION
(Registrant)

By:	/s/ David L. Stoehr

David L. Stoehr
Executive Vice President and Chief Financial Officer
Date: October 20, 2005

INDEX TO EXHIBITS
Exhibit
99.1	Third Quarter 2005 Earnings Release dated October 20, 2005.

4